UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 4, 2007
VIACELL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51110	04-3244816

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
245 First Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (617) 914-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers
     On April 4, 2007, James Tullis and Denise Pollard-Knight, both non-employee directors of ViaCell, Inc. (the “Company”), resigned from the Company’s Board of Directors.
     On April 9, 2007, the Company accepted the resignation of Anne Marie Cook, the Company’s General Counsel, Senior Vice President, Corporate and Business Development, and Corporate Secretary, from her positions at the Company, effective as of the close of business on April 20, 2007. Ms. Cook is leaving the Company to join a law firm and to focus on building a biotechnology practice.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACELL, INC.
Date: April 10, 2007	By:	/s/ Marc D. Beer
		Name:	Marc D. Beer
		Title:	President and Chief Executive Officer